UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: December 29, 2017

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL		33634
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The Company’s Board of Directors and the Company’s shareholders authorized the amendment to our Amended and Restated Articles of Incorporation (the “Amendment”) to increase the number of authorized shares of common stock from 250,000,000 shares to 450,000,000 shares and to increase the number of preferred shares from 20,000,000 to 50,000,000, upon a determination by our Board of Directors that such an increase is in the best interests of our Company and our shareholders.

The action taken by the Board with respect to the approval of the Amendment was approved by written consent dated December 1, 2017, by our shareholders entitled to vote a majority of the shares of common stock then outstanding. Pursuant to Securities and Exchange Commission (“SEC’) rules, the Company filed an Information Statement concerning the Amendment, submitted it to the shareholders and waited until the 21st day after the mailing the Company’s Information Statement for the Amendment to be filed and to take effect.

The Amendment was filed with the Secretary of State of Florida on December 29, 2017 and became effective on such date. Following the Amendment, the Company is authorized to issue 500,000,000 shares of capital stock consisting of (i) 450,000,000 shares of common stock and (ii) 50,000,000 shares of preferred stock. The foregoing description is qualified in its entirety by reference to the Amendment filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

The Company’s Board of Directors and the Company’s shareholders authorized the amendment to our 2012 Equity Incentive Plan (the “Plan”) which increased the number of the authorized shares of common stock under the Plan from 5,500,000 shares of common stock to 7,500,000 shares of common stock (the “Plan Amendment”); upon a determination by our Board of Directors that such an increase was in the best interests of our Company and our shareholders. The foregoing description is qualified in its entirety by reference to the Plan Amendment filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

The action taken by the Board with respect to the approval of the Plan Amendment was approved by written consent dated December 1, 2017, by our shareholders entitled to vote a majority of the shares of common stock then outstanding. Pursuant to SEC rules, the Company filed an Information Statement concerning the Plan Amendment, submitted it to the shareholders and waited until the 21st day after the mailing the Company’s Information Statement for the Plan Amendment to take effect.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation as historically amended through December 28, 2017 (including certificates of designation of preferred).

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation dated effective December 29, 2017.

4.1	2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.1 to Form 8-K filed on October 25, 2012).

4.2	First Amendment to 2012 Equity Incentive Plan (incorporated by reference as Exhibit 4.2 to Form 8-K filed on May 5, 2017).

4.3	Second Amendment to 2012 Equity Incentive Plan.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 29th day of December 2017.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan Chief Financial Officer